UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 10, 2017, Peabody Energy Corporation ("Peabody" or "Peabody Energy") released its unaudited fourth quarter and full year 2016 financial results. A copy of Peabody’s financial results is attached hereto as Exhibit 99.1.
The unaudited financial information presented for the quarter and year ended December 31, 2016 reflect assumptions and estimates based only upon information available to Peabody as of the date this report. The financial results presented are not final and do not reflect audit adjustments, if any, for the year ended December 31, 2016. Neither Peabody's independent registered public accounting firm nor any other independent registered public accounting firm has audited or reviewed the financial information presented nor have they expressed any opinion or any other form of assurance on the results presented. As a result of the foregoing, it is subject to change pending finalization. Peabody may identify items or events that could occur after issuance of this information but prior to the issuance of its audited financial statements that would require it to make material adjustments to the financial information presented. Therefore, actual results may differ materially from the information presented.
The information furnished in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases. Factors that could affect Peabody Energy’s results or an investment in its securities include, but are not limited to:
Factors related to our Chapter 11 Cases

•
Peabody Energy’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court, including maintaining strategic control as debtor-in-possession, in connection with the chapter 11 cases of the Company and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively, the “Debtors”) which are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529, in the United States Bankruptcy Court Court (the “Bankruptcy Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”);

•
Peabody Energy’s ability to negotiate, develop, confirm and consummate the Debtors’ Second Amended Joint Plan of Reorganization filed with the Bankruptcy Court on January 27, 2017 (as amended, the “Plan”).

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements;

•	bankruptcy court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to confirm and consummate a plan of reorganization and restructuring generally;

•	increased advisory costs to execute a plan of reorganization;

•
the impact of the New York Stock Exchange’s delisting of Peabody Energy’s common stock on the liquidity and market price of Peabody Energy’s common stock and on Peabody Energy’s ability to access the public capital markets;

•
the likelihood that Peabody Energy’s common stock will be canceled and extinguished upon confirmation of a proposed plan of reorganization with no payments made to the holders of Peabody Energy’s common stock;

•
the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and Peabody Energy’s expectation that the common stock will be canceled and extinguished upon confirmation of a proposed plan of reorganization with no payments made to the holders of Peabody Energy’s common stock;

•
Peabody Energy’s ability to continue as a going concern including its ability to confirm a plan of reorganization that restructures Peabody Energy’s debt obligations to address liquidity issues and allows emergence from the Chapter 11 Cases

•
the risk that the Plan may not be accepted or confirmed, in which case there can be no assurance that the Chapter 11 Cases will continue rather than be converted to chapter 7 liquidation cases or that any alternative plan of reorganization would be on terms as favorable to holders of claims and interests as the terms of the Plan;

•	Peabody Energy’s ability to use cash collateral and the possibility that Peabody Energy may be required to post additional cash collateral to secure its obligations;

•	the effect of the Chapter 11 Cases on Peabody Energy’s relationships with third parties, regulatory authorities and employees;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	Peabody Energy’s ability to execute its business and restructuring plan;

•	increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including its business operations in Australia;
Other factors

•	competition in the energy markets and supply and demand for coal products, including the impact of alternative energy sources, such as natural gas and renewables;

•	global steel demand and the downstream impact on metallurgical coal prices, and lower demand for coal products by electric power generators;

•
Peabody Energy’s ability to successfully consummate planned divestitures, including the planned sale of all of its equity interests in Metropolitan Collieries Pty Ltd, the entity that owns the Metropolitan coal mine in New South Wales, Australia;

•
Peabody Energy’s ability to appropriately secure its requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to its operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market;

•	customer procurement practices and contract duration;

•	the impact of weather and natural disasters on demand, production and transportation;

•	reductions and/or deferrals of purchases by major customers and Peabody Energy’s ability to renew sales contracts;

•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties;

•	geologic, equipment, permitting, site access, operational risks and new technologies related to mining;

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	impact of take-or-pay arrangements for rail and port commitments for the delivery of coal;

•	successful implementation of business strategies, including, without limitation, the actions Peabody Energy is implementing to improve its organization;

•	negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel;

•	Peabody Energy’s ability to comply with financial and other restrictive covenants in various agreements, including the credit facility proposed in connection with the Plan;

•	changes in postretirement benefit and pension obligations and their related funding requirements;

•	replacement and development of coal reserves;

•	effects of changes in interest rates and currency exchange rates (primarily the Australian dollar);

•	effects of acquisitions or divestitures;

•	economic strength and political stability of countries in which Peabody Energy has operations or serves customers;

•
legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations;

•	Peabody Energy’s ability to obtain and renew permits necessary for its operations;

•	litigation or other dispute resolution, including, but not limited to, claims not yet asserted;

•	terrorist attacks or security threats, including, but not limited to, cybersecurity breaches;

•	impacts of pandemic illnesses; and

•
other risks and factors, including those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.

Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.
The Plan provides that Peabody Energy equity securities will be canceled and extinguished following confirmation of the Plan by the Bankruptcy Court, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. The Plan also sets forth the proposed recoveries for Peabody Energy’s other securities. Trading prices for Peabody Energy's equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. In the event of cancellation of Peabody Energy equity securities, as contemplated by the Plan, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Fourth Quarter and Full Year 2016 Financial Results of Peabody Energy Corporation dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 10, 2017	By: /s/ Amy B. Schwetz
Name: Amy B. Schwetz
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Fourth Quarter and Full Year 2016 Financial Results of Peabody Energy Corporation dated March 10, 2017.